UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

March 6, 2015

SUMMIT HEALTHCARE REIT, INC.

(Exact name of registrant as specified in its charter)

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Maryland	000-52566	73-1721791
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2 South Pointe Drive, Suite 100, Lake Forest, California 92630

(Address of principal executive offices)

(949) 535-2022

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers

The Board of Directors (“Board”) of Summit Healthcare REIT, Inc. reduced the director fee for each regularly scheduled Board meeting from $3,000 to $2,000 per meeting effective as of February 26, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUMMIT HEALTHCARE REIT, INC.

By:	/s/ Elizabeth A. Pagliarini
Name: Elizabeth A. Pagliarini
Title: Chief Financial Officer

Dated: March 6, 2015